SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 3, 2003

CUTTER & BUCK INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	0-26608	91-1474587
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

701 N. 34TH STREET, SUITE 400, SEATTLE, WASHINGTON 98103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 622-4191

INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

10.1	Asset Purchase Agreement between Cutter & Buck (Europe) B.V. and Cutter & Buck Sportswear (Europe) Limited, dated as effective May 1, 2002.
10.2	Retention Incentive Grant Letter dated September 25, 2002, from the Company to Jim C. McGehee.
10.3	Retention Incentive Grant Letter dated September 25, 2002, from the Company to Paul A. Bourgeois.
10.4	Retention Incentive Grant Letter dated March 24, 2003, from the Compensation Committee of the Company’s Board of Directors to Frances M. Conley.
10.5	Loan and Security Agreement by and among the Company, Wells Fargo Bank, N.A., and Century Business Credit Corporation dated March 10, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.

By:	/s/ Frances M. Conley
Frances M. Conley
Chairman and Chief Executive Officer

Dated: July 3, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Asset Purchase Agreement between Cutter & Buck (Europe) B.V. and Cutter & Buck Sportswear (Europe) Limited, dated as effective May 1, 2002.
10.2	Retention Incentive Grant Letter dated September 25, 2002, from the Company to Jim C. McGehee.
10.3	Retention Incentive Grant Letter dated September 25, 2002, from the Company to Paul A. Bourgeois.
10.4	Retention Incentive Grant Letter dated March 24, 2003, from the Compensation Committee of the Company’s Board of Directors to Frances M. Conley.
10.5	Loan and Security Agreement by and among the Company, Wells Fargo Bank, N.A., and Century Business Credit Corporation dated March 10, 2003.